UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2025

Avantor, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38912	82-2758923
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Radnor Corporate Center, Building One, Suite 200
100 Matsonford Road
Radnor, Pennsylvania 19087
(Address of principal executive offices, including zip code)
(610) 386-1700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Exchange on which registered
Common Stock, $0.01 par value	AVTR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
The filing for Avantor, Inc. (the “Company”) consists of a Current Report on Form 8-K containing disclosure regarding the appointment of the Company’s new Chief Operating Officer and for convenience, also consists of amendments on Form 8-K/A, the first of which amends the disclosure contained in the Company’s Current Report on Form 8-K filed on July 21, 2025 (the “July 21 Form 8-K”) disclosing the appointment of the Company’s new President and Chief Executive Officer and second of which the Company’s Current Report on Form 8-K filed on October 3, 2025 (the “October 3 Form 8-K”) disclosing the appointment of Gregory Lucier to the board of directors.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
New Chief Operating Officer
On November 10, 2025, the Company, announced the appointment Mary Blenn as Executive Vice President and Chief Operating Officer. Ms. Blenn is a member of the Company’s Executive Leadership Team.
Prior to joining the Company, Ms. Blenn, age 53, provided consulting services to life sciences and medtech companies through her personal consulting firm Blenn Consulting from April 2024 until October 2025. Prior to that, Ms. Blenn served as Senior Vice President, Global Operations and Supply Chain of Cytiva from April 2020 until July 2023 and in several senior leadership roles at GE Healthcare from 1998 through 2020, including Senior Vice President, Global Operations and Supply Chain, Life Sciences from 2017 until 2022 and General Manager, Global Operations Excellence & North American Operations from 2014 until 2017. Ms. Blenn holds a Bachelor of Science in mechanical engineering from Rensselaer Polytechnic Institute.
In connection with the appointment of Ms. Blenn as Executive Vice President and Chief Operating Officer, on October 26, 2025, the Company entered into an offer letter (the “Offer Letter”) with Ms. Blenn. Pursuant to the Offer Letter, Ms. Blenn’s annual base salary is $500,000 and she is eligible to participate in the Company’s incentive-based annual cash program beginning in 2025, pro-rated based on her start date, with an annual target bonus opportunity of 75% of her annual base salary.
The Offer Letter also provides for an initial equity grant under the Company’s 2019 Equity Incentive Plan with a target grant date fair value of $5,000,000, of which $400,000 will be awarded upon her start date (the “2025 Award”) and the remainder will be awarded in February 2026 (the “2026 Award”). The 2025 Award will be granted 50% in the form of restricted stock units (“RSUs”) and 50% in the form of stock options (“Options”), each vesting ratably over two years. The 2026 Award will be granted 25% in the form of RSUs, 25% in the form of Options and 50% in the form of performance stock units (“PSUs”). The RSUs and Options pursuant to the 2026 Award will vest ratably over three years and the PSUs will cliff vest based on the Company’s 2026 through 2029 performance. Beginning in 2028, Ms. Blenn will be eligible to participate in the Company’s long-term incentive program with a target annual grant of $2,300,000, to be granted in the same manner as awards to other members of the Company’s executive leadership team.
Ms. Blenn has also entered into a joinder agreement to the Company’s Executive Severance and Change in Control Policy, a description of which was included in the Company’s current report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on May 12, 2025 and is incorporated herein, and a copy of which was filed as Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 1, 2025. Ms. Blenn’s Offer Letter also provides that she will become retirement eligible for purposes of the Company’s plans and her 2026 Award on March 1, 2028. Ms. Blenn is also subject to the Company’s customary noncompetition, non-solicitation and non-disparagement covenants described in the Offer Letter.
There are no arrangements or understandings between Ms. Blenn and any other person pursuant to which she was appointed as Executive Vice President and Chief Operating Officer, there are no family relationship between Ms. Blenn and any director or executive officer of the Company, and there are no transactions involving Ms. Blenn that would require disclosure under Item 404(a) of Regulation S-K.
CEO Education
The July 21 Form 8-K disclosed the appointment of Emmanuel Ligner as the Company’s President and Chief Executive Officer. The July 21 Form 8-K provided that Mr. Ligner holds a B.A. in Marketing from University College of Wales and an MBA in Commerce from the Université de Savoie. While Mr. Ligner attended the University College of Wales from 1992 to 1993 as a visiting undergraduate student in the business school studying economics, he received both his Licence and Maitrise in Commerce from Université de Savoie. This filing amends the sentence in the July 21 8-K regarding Mr. Ligner’s education as follows: Mr. Ligner holds a Licence and Maitrise in Commerce from Université de Savoie.
Except for the foregoing, the Company is not amending the July 21 8-K in any way and does not modify or update any other disclosures contained in the July 21 8-K.
Board Committees
The October 3 Form 8-K disclosed the election of Gregory Lucier as a director of the Company effective October 1, 2025. The October 3 Form 8-K did not include the committees of the Board of Directors that Mr. Lucier was named to because the Board had not determined on which committees of the Board Mr. Lucier would serve. This filing amends the October 3 Form 8-K for the purpose of providing Mr. Lucier’s committee appointments.
Effective November 6, 2025, Mr. Lucier was appointed to serve on each of the Compensation & Human Resources Committee and the Nominating & Governance Committee.
Item 7.01.    Regulation FD Disclosure.
On November 10, 2025, the Company issued a press release announcing the appointment of Ms. Blenn. A copy of the press release is furnished herewith as Exhibit No. 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 10, 2025
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avantor, Inc.

Date: November 10, 2025	By:	/s/ Claudius Sokenu
		Name:	Claudius Sokenu
		Title:	Executive Vice President, Chief Legal and Compliance Officer and Secretary